MFS(R) INTERNATIONAL DIVERSIFICATION FUND

           Supplement dated April 4, 2005, as revised April 7, 2005,
                           to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY


     The performance table is not included because the fund has not had a full calendar year of investment operations.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the fund's pro rata share of the fees and expenses of the underlying funds in which the fund invests. Information on this indirect expense ratio follows the fee table in the Prospectus. The table is supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None

        Annual  Fund  Operating  Expenses  (expenses  that are  deducted  from fund assets):

        Management Fee    ......................................................................          0.00%
        Distribution and Service (12b-1) Fees...................................................         None
        Other Expenses(1), (2)..................................................................          0.42%
                                                                                                          -----
        Total Annual Fund Operating Expenses....................................................          0.42%
            Fee Waiver/Expense Reimbursement(1).................................................         (0.32)%
                                                                                                         -------
        Net Expenses(2).........................................................................          0.10%
                                                                                                          -----
        Estimated Indirect Expenses of Underlying Funds(3)......................................           1.34%
                                                                                                           -----
        Total Annual Fund and Underlying Funds Operating Expenses(4)............................           1.44%
                                                                                                           -----


-----------------------
(1) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below) do not exceed 0.10% annually. This contractual arrangement will continue until at least October 1, 2005 unless earlier terminated or modified with the consent of the Board of Trustees which oversees the fund. MFS has voluntarily agreed to bear an additional 0.10% of the fund's "Other Expenses," determined without giving effect to the expense reduction arrangement described above, such that "Other Expenses" do not exceed 0.00% annually. MFS may terminate this voluntary expense reduction at any time. Because of this voluntary expense reduction of "Other Expenses," actual "Total of Net Expenses and Underlying Funds Operating Expenses" are expected to be 1.34%.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses", "Net Expenses" and "Total Annual Fund and Underlying Funds Operating Expenses" would be lower.

(3) In addition to the Total Annual Fund Operating Expenses which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table.

(4) The Total Annual Fund and Underlying Funds Operating Expenses shown in the table are the sum of the fund's Net Expenses and Estimated Indirect Expenses of Underlying Funds.

     o Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The table is supplemented as follows:

                            Share Class - I                        1 Year          3 Years
                            ---------------                        ------          -------
           MFS International Diversification Fund                   $147             $523

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of a fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees (and former employees) of MFS (and former employees) of MFS' affiliates (no minimum investment);

     o   any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          invests at least $10 million in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of a fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds; and

     o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange Class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is not included because the fund has not yet started investment operations.


6.   APPENDIX B - SUPPLEMENTAL PERFORMANCE INFORMATION

The MFS International Diversification Fund does not have a performance record as of the date of this Prospectus. The fund seeks to achieve its investment objective by investing its assets according to target weightings in shares of underlying funds, which do have historical performance records. The target weightings are intended to be fixed percentages in effect over longer time periods, and the fund's adviser does not intend to change the target weightings in response to short-term market conditions.

The following supplemental hypothetical performance information has been constructed by combining the historical performance of class I shares of the underlying funds for the one-year, three-year and five-year periods ended December 31, 2004, according to the target weightings for the fund as of January 18, 2005. The supplemental performance information has been adjusted to reflect a quarterly rebalancing to the target weightings of the underlying funds.

The supplemental information is provided solely to illustrate the relative performance between allocations produced over recent time periods by combining the historical performance of the underlying funds at the target weightings specified for the fund. The supplemental information does not reflect the operations of the fund, and should not be considered as a substitute for fund performance. The supplemental information is not indicative of the future performance of the fund; the fund's actual performance results will differ.

The supplemental information has been adjusted to reflect the "Other Expenses" to be borne by the fund during its first year of operations, as shown in the "Expense Table" on page 1, as well as the applicable fees and expenses of the underlying funds. Class I supplemental information is based on Class I underlying fund performance at net asset value. Similar hypothetical performance information for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of the fund would differ from the information shown due to the differing fees and expenses associated with the classes in comparison to Class I shares. A complete list of the underlying funds and their target weightings is shown on page 1 of the Prospectus.

Underlying fund performance used to construct the supplemental results reflects any applicable expense subsidies and waivers in effect during the periods shown; without these, the supplemental results would have been less favorable. All underlying fund performance used to construct the supplemental results is historical, is shown before the deduction of taxes and assumes the reinvestment of dividends and capital gains.

                              SUPPLEMENTAL RESULTS

                    HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURNS

                       CLASS I SHARES (AT NET ASSET VALUE)

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         -------------------- ------------------- ------------------- -------------------
                                                    1 Year             3 Years             5 Years
                                                    ------             -------             -------
                         -------------------- ------------------- ------------------- -------------------
                         -------------------- ------------------- ------------------- -------------------
                           Class I Shares           22.62%              15.00%              3.75%
                         -------------------- ------------------- ------------------- -------------------



     The date of this Supplement is April 4, 2005 as revised April 7, 2005.